UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 5, 2026

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A common stock	LBRDA	The Nasdaq Stock Market LLC
Series C common stock	LBRDK	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock	LBRDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 12, 2024, Liberty Broadband Corporation, a Delaware corporation (“Liberty Broadband”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Charter Communications, Inc., a Delaware corporation (“Charter”), Fusion Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of Charter (“Merger LLC”), and Fusion Merger Sub 2, Inc., a Delaware corporation and wholly owned subsidiary of Merger LLC (“Merger Sub”), whereby subject to the terms thereof, (i) (A) Merger Sub will merge with and into Liberty Broadband (the “Merger”), with Liberty Broadband surviving the Merger as the surviving corporation and a wholly owned subsidiary of Merger LLC; and (B) the Merger will be immediately followed by a merger of Liberty Broadband, with and into Merger LLC (the “Upstream Merger”, and together with the Merger, the “Combination”), with Merger LLC surviving the Upstream Merger as the surviving company and a wholly owned subsidiary of Charter.

Simultaneously with the execution of the Merger Agreement, Charter, Liberty Broadband and Advance/Newhouse Partnership, a New York general partnership (“A/N”), entered into an amendment (the “Stockholders and Letter Agreement Amendment”) to (i) that certain Second Amended and Restated Stockholders Agreement, dated as of May 23, 2015, by and among Charter, Liberty Broadband, and A/N, and (ii) that certain Letter Agreement, dated as of February 23, 2021, by and between Charter and Liberty Broadband. The Stockholders and Letter Agreement Amendment sets forth certain agreements relating to the governance of Charter and the participation of Liberty Broadband in Charter’s share repurchase program.

Pursuant to the Stockholders and Letter Agreement Amendment, each month during the pendency of the proposed Combination, Charter is intended to repurchase shares of Charter Class A common stock, par value $0.001 per share, from Liberty Broadband in an amount equal to the greater of (i) $100 million, and (ii) an amount such that immediately after giving effect thereto, Liberty Broadband would have sufficient cash to satisfy certain obligations as set forth in the Stockholders and Letter Agreement Amendment and Merger Agreement, provided that if any repurchase would reduce Liberty Broadband’s equity interest in Charter below 25.25% after giving effect to such repurchase or if all or a portion of such repurchase is not permissible, then Charter shall instead loan to Liberty Broadband an amount equal to the lesser of (x) the repurchase amount that cannot be repurchased and (y) the Liberty Broadband minimum liquidity threshold less the repurchase amount that is repurchased, with such loan to occur on the terms set forth in the Stockholders and Letter Agreement Amendment, in each case, subject to certain conditions. From and after the date Liberty Broadband’s exchangeable debentures are no longer outstanding, the amount of monthly repurchases will be the lesser of (i) $100 million and (ii) an amount equal to the sum of (x) an amount such that immediately after giving effect thereto, Liberty Broadband would satisfy certain minimum liquidity requirements as set forth in the Stockholders and Letter Agreement Amendment and (y) the aggregate outstanding principal amount of the Liberty Broadband margin loan.

On March 5, 2026, Charter, Liberty Broadband and A/N entered into a letter agreement (the “2026 Letter Agreement”), pursuant to which, among other things, the parties agreed to (i) amend the measurement period for certain liquidity calculations under the Stockholders and Letter Agreement Amendment from 30 days following a Monthly Determination Date (as defined in the Stockholders and Letter Agreement Amendment) to a period commencing on (and excluding) such Monthly Determination Date and ending on (and including) the immediately succeeding Monthly Determination Date and (ii) for the repurchase period ending March 31, 2026, provide for the repurchase notice to be delivered no later than March 31, 2026 and for the repurchase date to occur on April 2, 2026.

The foregoing description of the 2026 Letter Agreement does not purport to be complete and is qualified in its entirety by the full text of the 2026 Letter Agreement, a copy of which is filed herewith as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, dated March 5, 2026, by and among Liberty Broadband Corporation, Charter Communications, Inc. and Advance/Newhouse Partnership

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including certain statements relating to the Combination and other matters relating thereto. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These forward-looking statements involve many risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the Combination and other risks and uncertainties detailed in periodic reports that Liberty Broadband files with the Securities and Exchange Commission (“SEC”). These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Liberty Broadband expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Broadband’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Broadband, including its definitive proxy statement materials for the special meeting relating to the Combination and its most recent Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports Liberty Broadband subsequently files with the SEC, for additional information about Liberty Broadband and about the risks and uncertainties related to Liberty Broadband’s business which may affect the statements made in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2026

LIBERTY BROADBAND CORPORATION

By:	/s/ Brittany A. Uthoff
Name:	Brittany A. Uthoff
Title:	Vice President